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                          REGISTRATION RIGHTS AGREEMENT



                            Dated as of June 27, 2005



                                     between



                                 Mykonos 6420 LP



                                       and



                                iSecureTrac Corp.


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

            THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of June 27, 2005, between iSecureTrac Corp., a Delaware corporation (the "Company"), and Mykonos 6420 LP, a Texas limited partnership (the "Investor").

                                    RECITALS

            WHEREAS, this Agreement is made pursuant to that certain Securities Purchase Agreement, dated as of June 21, 2005 (the "Purchase Agreement"), between the Company and the Investor, under which the Investor will purchase from the Company, and the Company will issue, 1,000,000 shares of the Company's Series C 8% Cumulative, Compounding Exchangeable Preferred Stock, par value $.01 per share (the "Preferred Stock") and warrants (the "Purchased Warrants") to acquire 32,342,315 shares of the Company's common stock, par value $.001 per share (the "Common Stock"); and

            WHEREAS, the Preferred Stock is exchangeable for 47,826,087 shares of Common Stock and warrants to acquire 62,870,447 shares of Common Stock (the "Exchange Warrants" and, together with the Purchased Warrants, the "Warrants"); and

            WHEREAS, the Company and the Investor wish to provide for the registration of the shares of Common Stock that will be issued by the Company upon the exchange of the Preferred Stock and the exercise of the Warrants for resale by the Company under federal securities laws.

                                    AGREEMENT

            NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1 DEFINITIONS. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Purchase Agreement. In addition, the following capitalized terms shall have the meanings ascribed to them below:

            "Affiliate," as applied to any specified Person, shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, in the case of a Person who is an individual, shall include (i) members of such specified Person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act) and (ii) trusts, the trustee and all beneficiaries of which are such specified Person or members of such Person's immediate family as determined in accordance with the foregoing clause (i). For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Business Day" means any day that is not a Saturday, Sunday or a day on which banking institutions in Dallas, Texas or Omaha, Nebraska are not required to be open.

            "Closing Date" means the date on which Preferred Stock and the Purchased Warrants are first issued under the Purchase Agreement.

            "Common Stock" means the common stock, par value $.001 per share, of the Company.

            "Deferral Period" is defined in Section 2.1.

            "Demand Notice" is defined in Section 2.1.

            "Demand Registration" is defined in Section 2.1.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Exchange Warrants" is defined in the preamble.

            "Investor" is defined in the preamble.

            "Person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

            "Piggyback Registration" is defined in Section 2.2.

            "Preferred  Stock"  means  the  Series  C  Cumulative,   Compounding
Exchangeable Preferred Stock, par value, $.01 per share, of the Company.

            "Prospectus" means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

            "Public Distribution" shall mean any bona fide underwritten public distribution of Stock pursuant to an effective registration statement under the Securities Act or any other applicable law, or any bona fide public sale in an open market transaction under Rule 144 of the Securities Act (or any successor rule) if such sale is in compliance with the requirements of paragraphs (c),
(d), (e), (f) and (g) of such Rule  (notwithstanding the provisions of paragraph
(k) of such Rule).

            "Public Offering" shall mean any bona fide underwritten public distribution of Stock pursuant to an effective registration statement under the Securities Act or any other applicable law.


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

            "Purchased Warrants" is defined in the preamble.

            "Registrable Securities" means all shares of Common Stock issued to the Investor upon exchange of the Preferred Stock or upon the exercise of the Warrants (including, for purposes hereof, any shares of Common Stock to which Investor became entitled to receive due to a dividend on, or other payment made to the holders of the Common Stock or issued in connection with a split of the Common Stock or as a result of any exchange or reclassification of the Common Stock or any reorganization, consolidation, merger or recapitalization of the Company until (i) it has been effectively registered under the Securities Act and disposed of by the Investor pursuant to an effective registration statement, or (ii) it is sold by the Investor pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act. "Registrable Securities" shall include all shares of Common Stock issued or issuable upon exercise of the Warrants.

            "Registration Statement" means any registration statement of the Company relating to a Demand Registration pursuant to Section 2.1, a Piggyback Registration pursuant to Section 2.2, or a Shelf Registration pursuant to
Section 2.3, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Shelf Registration" or "Shelf Registration Statement" is defined in Section 2.3.

            "Stock" means the following securities (i) the Common Stock or (ii) any security or other instrument (a) received as a dividend on, or other payment made to the holders of, the Common Stock (or any other security or instrument referred to in this definition) or (b) issued in connection with a split of the Common Stock (or any other security or instrument referred to in this definition) or as a result of any exchange or reclassification of the Common Stock (or any other security or instrument referred to in this definition), reorganization, consolidation, merger or recapitalization.

            "Underwritten Registration" or "Underwritten Offering" means a registration in which Stock of the Company is sold to an underwriter for re-offering to the public.

            "Warrants" is defined in the preamble.

                                   ARTICLE II

                               REGISTRATION RIGHTS

            SECTION 2.1 DEMAND REGISTRATIONS.

            (a) Request for Registration. At any time and from time to time on or after the 180th day following the Closing Date the Investor may make three


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

written requests of the Company for registration with the SEC (some or all of which may be shelf registrations under Section 2.3), under and in accordance with the provisions of the Securities Act, of all or part of its Registrable Securities (a "Demand Registration") by giving written notice to the Company of such demand (a "Demand Notice"), provided that the Company shall be required to effect only one Demand Registration during any six-month period. Each such Demand Notice will specify the number of Registrable Securities proposed to be sold pursuant to such Demand Registration and will also specify the intended method of disposition thereof. The Company shall promptly forward a copy of any Demand Notice to each other stockholder of the Company having registration rights which are pari passu with those of the Investor (each, an "Equivalent Rights Holder").

      Promptly after receipt of any Demand Notice, but in no event later than 60 days after receipt of such Demand Notice, the Company shall file a Registration Statement with the SEC with respect to the Registrable Securities included in the Demand Notice and shall use its reasonable best efforts to have such Registration Statement declared effective as promptly as practicable; provided, however, that the Company may postpone the filing of such Registration Statement for a period of up to 90 days (the "Deferral Period") if the Board of Directors reasonably determines that (i) such a filing would adversely affect any proposed financing, acquisition, divestiture or other material transaction by the Company or (ii) such a filing would otherwise represent an undue hardship for the Company. The Company shall not be entitled to request more than one such deferral (two in the case of events of the type described in clause (i) above) with respect to any Demand Registration within any 365-day period. If the Company does elect to defer any such Demand Registration, the Investor may, at its election by written notice to the Company, (i) confirm its request to proceed with such Demand Registration upon the expiration of the Deferral Period or (ii) withdraw its request for such Demand Registration in which case no such request for a Demand Registration shall be deemed to have occurred for purposes of this Agreement.

            (b) Effective Registration. Except as provided in subsection (c) below, a registration will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the SEC; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the acts or omissions of the Investor), such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected in accordance with the provisions of the preceding sentence or (ii) the registration requested pursuant to this Section
2.1 does not remain continuously effective for a period of at least 90 days beyond the effective date thereof (or such shorter period as is required to complete the distribution by the Investor of the Registrable Securities included in such registration statement) (the "Demand Registration Statement"), then such Demand Registration Statement shall not count as a Demand Registration that may be requested by the Investor and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.1.

            (c) Withdrawal. The Investor may withdraw all or any part of the Registrable Securities from a Demand Registration at any time (whether before or


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

after the filing or effective date of the Demand Registration Statement), and if all such Registrable Securities are withdrawn before the filing of the Demand Registration Statement, the Investor may withdraw the demand related thereto.

            (d) Selection of Underwriter. If the Investor so elects, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering. The Investor and the Company shall jointly select one or more nationally recognized firms of investment bankers to act as the managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with such offering; provided that in the event that the Company and the Investor are unable to jointly agree on such investment bankers and managers, such investment bankers and managers shall be selected by the Investor and shall be reasonably satisfactory to the Company. The Company shall (together with the Investor) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting in the manner set forth above.

            (e) Priority on Demand Registrations. If, in any Demand Registration involving an Underwritten Offering the managing underwriter or underwriters thereof advise the Investor or the Company in writing that in its or their reasonable opinion the number of Registrable Securities proposed to be sold by the Investor in such Demand Registration and by each Equivalent Rights Holder that has duly demanded registration of its shares of Common Stock exceeds the number that can be sold in such offering or will adversely affect the success of such offering (including, without limitation, an impact on the selling price or the number of Registrable Securities that any participant may sell), the Company shall include in such registration only the number of Registrable Securities, if any, which in the opinion of such underwriter or underwriters can be sold without having an adverse effect on the success of the offering. If all Registrable Securities requested to be sold in the Underwritten Offering are included therein, the Company may include other shares of Stock in such offering in accordance with the following priority, but not to exceed the number recommended by the managing underwriter or underwriters: (x) first, pro rata among any other stockholders of the Company having piggyback or other similar registration rights and (y) second, shares of Stock proposed to be sold by or for the account of the Company.

            SECTION 2.2 PIGGYBACK REGISTRATIONS.

            (a) Right to Participate in Registration. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any holders of any class of common equity securities (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) a registration statement filed in connection with a Demand Registration or a Shelf Registration or (iii) a registration statement filed in connection with an offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Investor as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer the Investor the opportunity to register such number of shares of Registrable Securities as the Investor may request, which request shall specify the Registrable Securities intended to be disposed of by the Investor and the intended method of distribution thereof (or, if the offering is a proposed Underwritten Offering, that the Investor elects to have the number of Registrable Securities so specified included in such Underwritten Offering) (a "Piggyback Registration").


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

            The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Investor thereof to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof.

            No registration effected under this Section 2.2 and no failure of the Investor to seek registration under this Section 2.2(a), shall relieve the Company of its obligations pursuant to Section 2.1, and no failure of the Investor to seek registration under this Section 2.2(a) and complete the sale of shares in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).

            (b) Priority on Piggyback Registrations. Unless the registration statement is being filed pursuant to a Demand Registration (in which case the priority of piggyback rights shall be as provided in Section 2.1(e) above), if the managing underwriter or underwriters advise the Company in writing that in its or their reasonable opinion the number of equity securities of the Company proposed to be sold in such registration (including Registrable Securities to be included pursuant to subsection (a) above) will adversely affect the success of such offering (including, without limitation, an impact on the selling price or the number of equity securities of the Company that any participant may sell), the Company shall include in such registration the number of equity securities of the Company, if any, which in the opinion of such underwriter or underwriters can be sold without having an adverse effect on the offering and in accordance with the following priority: (i) first, the securities the Company proposes to sell for its own account, and (ii) second, pro rata based on the number of Registrable Securities that the Investor or any Equivalent Rights Holder shall have requested to be included therein.

            (c) Withdrawal. The Investor may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time (before but not after the effective date of such registration statement), by delivering written notice of such withdrawal request to the Company, unless such Piggyback Registration is underwritten, in which case Registrable Securities may not be withdrawn after the effective date of the Registration Statement.

            (d) Termination of Registration by the Company. If the Company shall determine for any reason (x) not to register or (y) to delay a registration which includes Registrable Securities pursuant to this Section 2.2, the Company may, at its election, give written notice of such determination to the Investor and, thereupon (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses (as defined below) in connection therewith), without prejudice, however, to the rights, if any, of the Investor to request that such registration be effected as a Demand Registration under Section 2.1, and (ii) in the case of a delay in registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other shares.


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

            SECTION 2.3 SHELF REGISTRATION.

            (a) Filing and Effectiveness. Subject to Section 2.1 hereof, upon the request of the Investor at any time after the 180th day following the Closing Date, the Company shall cause to be filed with the SEC as promptly as practicable after such request, but in no event later than 90 days thereafter, a shelf registration statement pursuant to Rule 415 under the Securities Act (a "Shelf Registration" or a "Shelf Registration Statement"), which Shelf Registration Statement shall provide for resales of all Registrable Securities held by the Investor who shall have provided the information required pursuant to Section 3.1(b). The Company shall use its reasonable best efforts to have such Shelf Registration declared effective, subject to Section 2.3(c) below, and to keep such Shelf Registration Statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for resales of Registrable Securities by the Investor, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, for a period of at least two (2) years following the date on which such Shelf Registration Statement becomes effective under the Securities Act. A request of the Investor under this Section 2.3(a) shall be deemed to be a request for a Demand Registration under Section 2.1 above.

            (b) Effective Registration. A registration will not be deemed to have been effected as a Shelf Registration unless it has been declared effective by the SEC and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the acts or omissions of the Investor), such registration will be deemed not to have been effected. If (i) the Shelf Registration is deemed not to have been effected in accordance with the provisions of the preceding sentence or (ii) the Shelf Registration does not remain continuously effective for the period described in subsection (a) above, then such Shelf Registration Statement shall not count as a Shelf Registration and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.3.

            (c) Suspension. With respect to any Shelf Registration that has been declared effective (i) the Company may suspend use of such Shelf Registration at any time if the continued effectiveness thereof would require the Company to disclose a material financing, acquisition or other corporate transaction, which disclosure the Board of Directors of the Company shall have determined in good faith is not in the best interests of the Company and its stockholders, and (ii) the Company may suspend use of such Shelf Registration during any period if each of the Company and the Investor consents in writing to such suspension for such period.


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

                                   ARTICLE III

                             REGISTRATION PROCEDURES

            SECTION 3.1 REGISTRATION PROCEDURES.

            (a)  General   Provisions.   In  connection  with  any  Registration
Statement and any related Prospectus required by this Agreement to permit the sale or resale of Registrable Securities, the Company shall:

                  (1) prepare and file with the SEC a registration statement with respect to such Registrable Securities within the time periods specified herein, make all required filings with the NASD and use its best efforts to cause such registration statement to become effective as promptly as practicable (subject to the Company's right to withdraw the registration statement under the circumstances described in Sections 2.1(c) or 2.2(d));

                  (2) promptly prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Sections 2.1, 2.2 or 2.3, as applicable, or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold (subject to Section 2.3(c)); cause the Prospectus to be supplemented by a required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provision of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (3) use its reasonable best efforts to keep such  Registration
            Statement continuously effective and provide all requisite financial statements for the period specified in Sections 2.1, 2.2 or 2.3, as applicable (subject to Section 2.3(c)); upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Registrable Securities during the period required by this Agreement, the Company shall file as promptly as practicable an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and related Prospectus to become usable for their intended purposes(s) as soon as practicable thereafter;

                  (4) provide (A) the Investor, (B) the underwriters (which term, for purposes of this Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be registered, (C) the sale or placement agent therefor, if any, (D) counsel for such underwriters or agent, and (E) counsel for the

            Investor, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 3.4(b) hereof, make available for inspection by the parties referred to in
            (A) through (E) above such financial and other information and books and records of the Company, provide access to properties of the Company and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries as shall be reasonably necessary to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

                  (5) advise the underwriters, if any, and the Investor promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the SEC for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (6) furnish to the Investor and each of the  underwriter(s) in connection with such sale, if any, such number of copies of any Registration Statement or Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement and all exhibits filed therewith), reasonably requested by such Person;

                  (7) if  requested  by the  Investor or the  underwriter(s)  in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Investor and such underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Registrable Securities, information with respect to the principal amount of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                  (8) deliver to the Investor and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by the Investor and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                  (9) in connection with any Underwritten Offering pursuant to a
            Demand Registration, enter into an underwriting agreement with one or more underwriter designated in accordance with this Agreement, such agreement to be of the form, scope and substance as is customary in underwritten offerings, and take all such other actions as are reasonably requested by the managing underwriter(s) in order to expedite or facilitate the disposition of such Registrable Securities and in such connections (i) make such representations and warranties to the underwriters in form, scope and substance as are customarily made by issuers to underwriters in underwritten offerings with respect to the business of the Company; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s)) addressed to the managing underwriter(s) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the underwriters; (iii) obtain "comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, such "comfort" letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; (iv) deliver such documents and certificates as may be reasonably requested by the managing underwriter(s) to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement;

                  (10) prior to any public  offering of Registrable  Securities, cooperate with the Investor, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or Blue Sky laws of such jurisdictions as the Investor or underwriter(s), if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions or the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, except as is required as a result of the Registration Statement, in any jurisdiction where it is not now so subject;

                  (11) in  connection  with any sale of  Registrable  Securities that will  result in such  securities  no longer  being  Registrable

            Securities, cooperate with the Investor and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and to register such Registrable Securities in such denominations and such names as the Investor or the underwriter(s), if any, may request at least two Business Days prior to such sale of Registrable Securities;

                  (12) if requested by the Investor,  provide a CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement covering such Registrable Securities and provide the Company's transfer agent(s) and registrar(s) for the Registrable Securities with printed certificates for the Registrable Securities;

                  (13) if applicable, cooperate and assist in any filings required to be made with the NASD or any stock exchange on which the Company's stock are then listed (each, a "Relevant Exchange"); and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of any Relevant Exchange, and use their best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Investor or underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (14) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) covering a period of at least twelve month periods, but not more than eighteen months, beginning with the first month of the Company's first quarter commencing after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
            Section 11(a) of the Securities Act; and

                  (15) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which securities of the same class issued by the Company are then listed if requested by the Investor.

            The Investor, upon receipt of any notice from the Company of the happening of any event described in subsection (5)(B), (C), or (D) of Section 3.1(a) or in Section 2.3(c) (a "Suspension Notice"), shall forthwith discontinue disposition of the Registrable Securities pursuant to the Registration Statement relating thereto until the Investor receives copies of the supplemented or amended Prospectus contemplated hereby or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemented filings that are incorporated by reference in the Prospectus, and, if so directed by the Company, the Investor will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. The period from the date on which the Investor receives a Suspension Notice to the date on which the Investor receives either the Advice or copies of the supplemented or amended Prospectus contemplated hereby relating to such notice shall hereinafter be referred to as the "Suspension Period." If the Company shall give any Suspension Notice, (i) the Company shall use its reasonable best efforts and take such actions as are reasonably necessary to render Advice and end the Suspension Period as promptly as practicable and (ii) the time periods for which a Registration Statement is required to be kept effective pursuant to Sections 2.1, 2.2 or 2.3, as the case may be, shall be extended by the number of days during the period from and including the date of the giving of such Suspension Notice to and including the date when the Investor shall have received (A) the copies of the supplemented or amended Prospectus contemplated by Section 3.1 (a) or (B) the Advice.

            (b) Provision by the Investor of Certain Information. The Investor shall not include any of its Registrable Securities in any Registration Statement pursuant to this Agreement unless and until the Investor furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information as the Company may reasonably request specified in item 507 of Regulation S-K under the Securities Act for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein. The Investor agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by the Investor not materially misleading.

            SECTION 3.2 REGISTRATION EXPENSES.

            (a) All expenses incident to the Company's performance of or compliance with this Section 3.2 will be paid by the Company, regardless of whether any registration statement required hereunder becomes effective, including, without limitation:

                  (1) all registration and filing fees;

                  (2) fees and expenses of  compliance  with  securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or Investor may designate);

                  (3) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for trading on any Relevant Exchange or for deposit with the Depository Trust Company and of printing prospectuses), messenger, telephone and delivery expenses;

                  (4) reasonable fees and disbursements of counsel for the Company;

                  (5) reasonable fees and disbursements of all independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                  (6) fees and expenses of other Persons retained by the Company; and

                  (7) fees and expenses  associated  with any filing required to be made by any Relevant Exchange in connection with the registration of the Registrable Securities, including, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of any Relevant Exchange (all such expenses being herein called "Registration Expenses");
            provided, however, nothing herein imposes any obligation on the Company to seek to have the Common Stock listed for trading on the Nasdaq or any other stock exchange.

            (b) The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on any Relevant Exchange and the fees and expenses of any Person, including special experts, retained by the Company.

            SECTION 3.3 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. The Investor may not participate in any Underwritten Registration hereunder unless the Investor (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, underwriting agreements, hold-back agreements letters and other documents customarily required under the terms of such underwriting arrangements. Notwithstanding the foregoing, (x) the Investor shall not be required to make any representations or warranties except those which relate solely to the Investor and its intended method of distribution, and
(y) the liability of the Investor to any underwriter under such underwriting agreement will be limited to liability arising from misstatements or omissions regarding the Investor and its intended method of distribution and any such liability shall not exceed an amount equal to the amount of net proceeds the Investor derives from such registration; provided, however, that in an offering by the Company in which the Investor requests to be included in a Piggyback Registration, the Company shall use its best efforts to arrange the terms of the offering such that the provisions set forth in clauses (x) and (y) of this
Section 3.3 are true. Nothing in this Section 3.3 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

            SECTION 3.4 HOLD-BACK AGREEMENTS.

            (a) Restrictions on Public Distribution by Holder of Registrable Securities. Upon the written request of the managing underwriter or underwriters of a Public Offering, the Investor shall not effect any Public Distribution of such securities, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Public Offering), during the 14-day period prior to, and during the 90-day period following, the offering date for each Public Offering made pursuant to such registration statement (as identified by such underwriter or underwriters or the Company in good faith). The foregoing provisions shall not apply to the Investor if the Investor is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that the Investor shall undertake not to effect any Public Distribution of the class of securities covered by such registration statement (except as part of such Underwritten Offering) during such period unless it has provided 60 days' prior written notice of such Public Distribution to the managing underwriter.

            (b) Restrictions on Public Distribution by the Company and Others. The Company agrees and it shall use its reasonable best efforts to cause its Affiliates to agree: (1) not to effect any Public Distribution of any securities being registered in accordance with Article II hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 14-day period prior to, and during the 90-day period following, the offering date for each Public Offering made pursuant to a registration statement filed under Article II hereof, if requested in writing by the managing underwriters (except as part of such Public Offering or pursuant to registrations in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit plans); and (2) to use its reasonable best efforts to cause each holder of its privately placed Registrable Securities that are issued by the Company at any time on or after the date of this Agreement to agree not to effect any Public Distribution, including a sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities during the period set forth in clause (1) above (except as part of such Public Offering, if and to the extent permitted).

                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

            SECTION 4.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Investor, each person, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (hereinafter referred to as a "controlling person"), the respective officers, directors, partners, employees, representatives and agents of the Investor or any controlling person, solely in their capacities as such (each an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to the Investor furnished in writing to the Company by the Investor expressly for use therein.

            SECTION 4.2 INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. The Investor agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors, officers and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company and its respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to the Company) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information relating to the Investor furnished in writing by the Investor expressly  for use in any  Registration  Statement  or  Prospectus.  In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against the Investor, the Investor shall have the rights and duties given the Company, and the Company or its directors or officers or such controlling person shall have the rights and duties given to the Investor by the preceding paragraph. The Investor also agrees to indemnify and hold harmless each underwriter participating in the distribution on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2. In no event shall the liability of the Investor hereunder be greater in amount than the dollar amount of the proceeds received by the Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Registration Statement or Prospectus.

            SECTION 4.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder (an "Indemnified Party") will (i) promptly give notice of any claim, action or proceeding (including any governmental or regulatory investigation or proceeding) or the commencement of any such action or proceeding to the Person against whom such indemnity may be sought (an "Indemnifying Party"); provided that the failure to give such notice shall not relieve the Indemnifying Party of its obligations pursuant to this Agreement except to the extent that such Indemnifying Party has been prejudiced in any material respect by such failure, and (ii) permit the Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to such Indemnified Party; provided that the Indemnified Party shall have the right to employ separate counsel and participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party has agreed to pay for such fees and expenses, or (b) the Indemnifying Party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Indemnified Party or (c) in the reasonable judgment of such Indemnified Party, based upon advice of its counsel, a conflict of interest may exist between such Indemnified Party and the Indemnifying Party with respect to such claims which make it unreasonable for the defense of such claim on behalf of the Indemnified Party to be conducted by the Indemnifying Party. If such defense is not assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement of any such claim effected without the Indemnifying Party's prior written consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify and hold harmless any Indemnified Party from and against any loss, claim damage, liability or expense by reason of any settlement of any such claim or action. No Indemnifying Party shall, without the prior written consent of each Indemnified Party, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Party from all liability arising out of such action, claim, litigation or proceeding. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other such Indemnified Parties with respect to such claim which make it unreasonable for the defense of such claim on behalf of both such Indemnified Parties to be conducted by a single counsel, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel.

            SECTION 4.4 CONTRIBUTION. If the indemnification provided for in this Article IV is unavailable to an Indemnified Party (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall have a joint and severable obligation to contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 4.1, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

            The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, the Investor shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds received by the Investor with respect to the Registrable Securities exceeds the greater of (A) the amount paid by the Investor for its Registrable Securities and (B) the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            For purposes of this Article IV, each controlling person of the Investor shall have the same rights to contribution as the Investor, and each officer, director, and person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company, subject in each case to the limitations set forth in the immediately preceding paragraph. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Article IV, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from who contribution may be sought from any obligation it or they may have under this Article IV or otherwise except to the extent that it has been prejudiced in any material respect by such failure. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

            SECTION 4.5 ADDITIONAL INDEMNITY. The indemnity, contribution and expense reimbursement obligations under this Article IV shall be in addition to any liability each Indemnifying Party may otherwise have; provided, however, that any payment made by the Company which results in an Indemnified Party receiving from any source(s) indemnification, contribution or reimbursement for an amount in excess of the actual loss, liability or expense incurred by such Indemnified Party, shall be refunded to the Company by the Indemnified Party receiving such excess payment.

                                    ARTICLE V

                                  MISCELLANEOUS

            SECTION 5.1 RULE 144. The Company agrees it will file in a timely manner all reports required to be filed by it pursuant to the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and will take such further action as the Investor may reasonably request in order that the Investor may effect sales of Registrable Securities without registration within the limitations of the exemptions provided by Rule 144, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. At any reasonable time and upon the request of the Investor, the Company will furnish the Investor with such information as may be necessary to enable the Investor to effect sales of Registrable Securities pursuant to Rule 144 under the Securities Act and will deliver to the Investor a written statement as to whether it has complied with such information and requirements.

            SECTION 5.2 SPECIFIC PERFORMANCE. The Investor, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary


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

damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            SECTION 5.3 OTHER AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investor in this Agreement or otherwise conflicts with the provisions hereof except for similar agreements entered into with Equivalent Rights Holders.

            SECTION 5.4 CHARTER AMENDMENTS AFFECTING THE COMPANY'S COMMON STOCK. The Company will not amend its Certificate of Incorporation in any respect that would materially and adversely affect the rights of the Investor hereunder.

            SECTION 5.5 AMENDMENTS AND WAIVERS. This Agreement may be amended by the parties hereto by an instrument in writing signed by the parties hereto at any time prior to closing.

            SECTION 5.6 NOTICES. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the others shall be made in writing, by hand-delivery, telegraph, telex, telecopier, registered first-class mail or air courier guaranteeing overnight delivery as follows:

                  If to the Investor:

                        Mykonos 6420 LP
                        5449 Sherry Lane, Suite 1900
                        Dallas, Texas  75225
                        Attention: Heather Kreager

                  With a copy to:

                        Mykonos 6420 LP
                        5420 LBJ Freeway
                        Two Lincoln Centre, Suite 1450
                        Dallas, Texas 75240
                        Attention: Bruce Leadbetter

                  If to the Company:

                        iSecureTrac Corp.
                        5078 S. 111th Street
                        Omaha, NE  68137
                        Attention:  Tom Wharton


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

                  With a copy to:

                        Kutak Rock LLP
                        1650 Farnam Street
                        Omaha, NE 68102
                        Attention: Steven P. Amen


or to such other place and with such other copies as any party hereto may designate as to itself by written notice to the others. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied: and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

            SECTION 5.7 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities or of the Warrants, provided that the Company may not assign its rights or obligations under this Agreement to any other person or entity without the written consent of the Investor.

            SECTION 5.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            SECTION 5.9 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            SECTION 5.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the choice of law provisions thereof.

            SECTION 5.11 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

            SECTION 5.12 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            SECTION 5.13 PRONOUNS. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

            SECTION 5.14 ATTORNEY'S FEES. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorney's fees in addition to its costs and expenses and any other available remedy.

            SECTION 5.15 FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

            SECTION 5.16 TERMINATION. Unless sooner terminated in accordance with its terms or as otherwise herein provided, including specifically in
Section 2.3(a), this Agreement shall terminate upon the earlier to occur of (i) the mutual agreement by the parties hereto, (ii) the Investor ceasing to own any Registrable Securities, or (iii) the tenth anniversary of the Closing.

                            (signature page follows)

            IN WITNESS HEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                    COMPANY:

                                    ISECURETRAC CORP.


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    INVESTOR:

                                    MYKONOS 6420 LP

                                    By:  Sponsor Investments LLC
                                    Its: General Partner


                                    By:  Herakles Investments, Inc.
                                    Its: Manager


                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


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